================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         SOUTHWALL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                          SOUTHWALL TECHNOLOGIES INC.
                             1029 CORPORATION WAY
                          PALO ALTO, CALIFORNIA 94303

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwall Technologies Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 21, 1997, at 3:00 p.m. at the Company's principal executive offices at 1029 Corporation Way, Palo Alto, California, for the following purposes:

    1. To elect directors to serve for the ensuing year.

    2. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.

    3. To approve the adoption of the Company's 1997 Stock Incentive Plan.

    4. To approve the adoption of the Company's 1997 Employee Stock Purchase
  Plan.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on March 27, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

                                          L. Ray Christie

                                          /s/ L. Ray Christie
                                          Secretary
Palo Alto, California
April 21, 1997

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

                               ----------------

                          SOUTHWALL TECHNOLOGIES INC.
                             1029 CORPORATION WAY
                          PALO ALTO, CALIFORNIA 94303

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Southwall Technologies Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 21, 1997 (the "Annual Meeting"), at which stockholders of record on March 27, 1997 will be entitled to vote. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement (the "Proxy Statement"). On February 28, 1997, 6,538,589 shares of the Company's common stock (the "Common Stock"), $.001 par value, were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by said stockholder.

  Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

  The Company intends to mail this proxy statement and the accompanying proxy card on or about April 21, 1997 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of the Company at the Company's principal executive office, 1029 Corporation Way, Palo Alto, California, 94303, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by the holder of record attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

  The Company will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card, and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Each director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

  There are five nominees for the five positions on the Board of Directors of the Company (the "Board") authorized pursuant to the Company's Bylaws. Each of the five nominees listed below is currently a director of the Company and was elected by the stockholders at the last annual meeting. The five candidates receiving the highest number of affirmative votes cast at the Annual Meeting will be elected directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose.

                                   NOMINEES

  Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them and their ages as of February 28, 1997.

             NAME                                            AGE
             ----                                            ---
         Bruce J. Alexander(2)..............................  52
         Joseph B. Reagan(2)................................  62
         Martin M. Schwartz.................................  52
         Walter C. Sedgwick(1)(2)...........................  50
         J. Larry Smart(1)..................................  49

--------
(1)  Member of the Audit Committee.
(2)  Member of the Human Resources Committee.

  Mr. Alexander has served as a member of the Board of Directors of the Company since April 1981. Since 1997 he has been a Managing Director with Needham & Co., Inc., an investment bank, and from 1994 until 1997 he was a Senior Vice President with Needham & Co., Inc. From 1991 to 1994, he was a General Partner with Materia Ventures, L.P., a venture capital firm investing in advanced materials companies. From March 1987 to July 1991, he was President and Chief Executive Officer of the Company. From 1982 to March 1987, he held various offices with the Company, including Executive Vice President, Vice Chairman of the Board, Chairman and acting Chief Executive Officer, and Chief Financial Officer.

  Dr. Reagan has served as a member of the Board of Directors of the Company since June 1993, and previously served as a director from October 1987 through May 1992. Dr. Reagan is a senior management consultant to industry and the United States Government. He retired in 1996 after 37 years with the Lockheed Martin Corporation where he was a corporate officer and Vice President and General Manager of the Research and Development Division of the Missiles and Space Company.

  Mr. Schwartz has served as a director and President and Chief Executive Officer of the Company since May 1994. From April 1988 to May 1994, he was Vice President, Operations of the Company.

  Mr. Sedgwick has served as a member of the Board of Directors of the Company since January 1979. Mr. Sedgwick has worked as a private investor for more than the past six years.

  Mr. Smart has served as Chairman of the Board of Directors of the Company since March 1994 and as a director of the Company since July 1991. Since July 1995 he has served as Chairman, President and Chief Executive Officer for StreamLogic Corporation. From May 1994 to February 1995, he was President and Chief Executive Officer of Maxtor Corporation. From July 1991 to May 1994, he was President and Chief Executive Officer of the Company. From November 1987 to July 1991, he was Senior Vice President of SCI Systems, Inc. Mr. Smart also serves on the board of directors of Western Micro Technologies, Inc.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                         BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company (the "Board"), which held nine meetings during 1996, currently has two standing committees, the Audit Committee and the Human Resources Committee. During 1996, each nominee for director attended more than 75% of the aggregate of the meetings of the Board and of the committees on which he served.

  The Audit Committee recommends engagement of the Company's independent accountants, approves the services performed by such accountants, reviews the results of the annual audit, and evaluates the Company's accounting systems and internal financial controls. The Audit Committee held two meetings during 1996.

  The Human Resources Committee is authorized to periodically make and review recommendations regarding employee compensation and to perform other duties regarding compensation for employees as the Board may delegate to such Committee from time to time. The Human Resources Committee is also authorized to administer the Company's stock option plans and employee stock purchase plans. The Human Resources Committee held four meetings during 1996.

                             DIRECTOR COMPENSATION

  The Company paid during 1996 and currently pays its non-employee directors (other than the Chairman of the Board) an annual fee of $6,000 for their services as directors of the Company. In addition, each non-employee member of the Board, except the Chairman, received $500 plus expenses for each Board meeting attended. Non-employee directors who served on committees of the Board also received $500 for each committee meeting attended. Each committee chairman received $750 for each committee meeting attended. The Company pays an annual fee of $24,000 to the Chairman of the Board.

  Board members are also eligible to receive options to purchase shares of Common Stock under the Company's Restated 1987 Stock Option Plan. During 1996, the non-employee Board members received options to purchase the following number of shares: Mr. Alexander--3,000 shares at an exercise price of $8.125 per share and 5,000 shares at an exercise price of $6.50 per share; Mr. Reagan--15,000 shares at an exercise price $5.875 per share and 5,000 shares at an exercise price of $6.50 per share; Mr. Sedgwick--18,000 shares at an exercise price of $5.875 per share and 5,000 shares at an exercise price of $6.50 per share; and Mr. Smart--3,000 shares at an exercise price of $8.125 per share and 5,000 shares at an exercise price of $6.50 per share. For option grants made to Mr. Schwartz, please see "Executive Compensation--Stock Options" below.

  No other compensation is paid to directors of the Company in respect of their services as directors.

                                  MANAGEMENT

  Set forth below is certain information regarding executive officers of the Company who are not directors, including their ages and positions as of February 28, 1997.

 NAME                          AGE POSITION
 ----                          --- --------

 L. Ray Christie.............   52 Vice President, Chief Financial Officer and
                                   Secretary
 Robert L. Cormia............   61 Senior Vice President, Technology
 Leonard H. Garigliano.......   47 Vice President, Manufacturing/General
                                   Manager, Tempe Operations
 Thomas G. Hood..............   41 Senior Vice President/General Manager,
                                   Energy Products Division
 David Jones.................   39 Vice President, Operations, Energy Products
                                   Division
 Brian P. Kenedy.............   36 Vice President, Marketing and Sales, Energy
                                   Products Division
 Ted L. Larsen, Ph.D.........   61 Vice President, Marketing and Business
                                   Development, Electronics Products Division
 Catherine B. Poliak.........   39 Vice President, Human Resources
 F. Eugene Woodard, Ph.D.....   46 Vice President, Engineering, Electronics
                                   Products Division
 William K. Woodrow..........   49 Senior Vice President/General Manager,
                                   Electronics Products Division

  Mr. Christie has served as the Company's Vice President, Chief Financial Officer and Secretary since November 1996. From April 1996 to November 1996, he served as Controller of the Company. From November 1993 to March 1996, he served in various positions with California Microwave, Inc. From February 1990 to November 1993, he served as Controller of the Company.

  Mr. Cormia has served as the Company's Senior Vice President, Technology since March 1988. From October 1986 to February 1988, he served as Vice President, Technology and Operations of the Company. From June 1983 to October 1986, he served as the Company's Vice President, Engineering, and from January 1979 until June 1983, he was Director of Thin Film Development.

  Mr. Garigliano has served as the Company's Vice President, Manufacturing/General Manager, Tempe Operations since July 1996. Previously, he served as Vice President, Operations of the Company from July 1994 to July 1996. He held various positions at Courtaulds Performance Films, a division of Courtaulds Plc, from September 1990 to July 1994, and at Letrasat Nielsen & Bainbridge, a division of Esselte from September 1981 to August 1990.

  Mr. Hood has served as the Company's Senior Vice President/General Manager, Energy Products Division since July 1996. From January 1995 to July 1996, he was Vice President/General Manager, International Operations of the Company and from October 1991 to January 1995, he was Vice President, Marketing and Sales of the Company. From September 1990 to October 1991, he was Vice President, Business Development of the Company. From June 1989 to September 1990, he served as Vice President, Glazing Laminates. Previously, from July 1981 to June 1989, he served in various positions with the Company including Director of New Product Development and Director of Engineering Development.

  Mr. Jones has served as the Company's Vice President, Operations, Energy Products Division since January 1997. From July 1996 until January 1997, he was the Company's Vice President, Manufacturing, and from January 1986 he served in various positions with the Company, including Director of Product and Marketing Services and Director of Quality Assurance

  Mr. Kenedy has served as the Company's Vice President, Marketing and Sales, Energy Products Division since July 1996. From July 1994 to June 1996, he served as Director, Marketing and Sales and from May 1992 to June 1994, he served as Manager, Architectural Sales of the Company.

  Dr. Larsen has served as the Company's Vice President, Marketing and Business Development, Electronics Products Division since July 1996. From January 1994 to July 1996, he was Vice President, Aerospace and

Engineered Products of the Company. From September 1989 to January 1994, he served as Vice President, Engineering of the Company.

  Ms. Poliak has served as the Company's Vice President, Human Resources since January 1994. From November 1988 to January 1994, she served as Director of Human Resources of the Company. Previously, from January 1983 to November 1988, she served in various other positions with the Company.

  Dr. Woodard has served as the Company's Vice President, Engineering, Energy Products Division since January 1994. From September 1989 to January 1994, he served as Director of Advanced Products of the Company.

  Mr. Woodrow has served as the Company's Senior Vice President/General Manager, Electronics Products Division since July 1996. Previously he held the position of Vice President, Marketing for Hexcel Corporation from January 1993 to June 1996, and from June 1973 to December 1992 he served in various positions at Raychem Corporation, including Director of Marketing and General Manager of Chemelex Industrial Markets Division.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of March 27, 1997 by
(i) each stockholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (ii) all directors, (iii) the Company's current Named Executive Officers, and (iv) all current officers and directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                              BENEFICIAL
                                                             OWNERSHIP(1)
                                                         ---------------------
                                                                   APPROXIMATE
                                                         NUMBER OF PERCENT OF
                     NAME AND ADDRESS                     SHARES      CLASS
                     ----------------                    --------- -----------
   Ashley K. Carrithers(2)..............................  496,573      7.6%
     Crystal Island Ranch, Box 278
     Carbondale, CO 81623
   Monsanto Company(3)..................................  400,876      5.9%
     800 North Lindbergh Boulevard
     St. Louis, MO 63167
   Advisory Clients of
      Dimensional Fund Advisors, Inc....................  352,500      5.4%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA 90401
   Bruce J. Alexander(4)(8).............................  141,147      2.2%
   Robert L. Cormia(8)..................................   62,323        *
   Leonard H. Garigliano(8).............................    8,900        *
   Thomas G. Hood(5)(8).................................   54,900        *
   Joseph B. Reagan(8)..................................   32,077        *
   Martin M. Schwartz(6)(8).............................  112,061      1.7%
   Walter C. Sedgwick(7)(8).............................  176,950      2.7%
   J. Larry Smart(8)....................................  195,999      2.9%
   F. Eugene Woodard(8).................................   37,225        *
   All current officers and directors as a group (15
    persons)(4)-(8).....................................  947,447     13.4%

-------
*Less than one percent.
(1) The table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting and investment power with respect to all securities shown as beneficially owned, subject to community property laws where applicable and the information contained in the footnotes to the table.
(2) Includes 6,701 shares held by Mr. Carrithers' wife, 2,520 shares held by Mr. Carrithers' mother and 2,310 shares held by Mr. Carrithers' son.
(3) Includes 266,332 shares that Monsanto Company had the right to receive upon conversion of a convertible debenture within 60 days of March 27, 1997.
(4) Includes 654 shares held by Mr. Alexander's wife and 9,421 shares held by Mr. Alexander's daughter.
(5) Includes 100 shares held by Mr. Hood's daughter and 100 shares held by Mr. Hood's son.
(6) Includes 3,000 shares held in a living trust owned by Mr. & Mrs. Schwartz.
(7) Includes 17,272 shares held in trust for Mr. Sedgwick's son.
(8) For each such officer or director, the number includes shares that such officer or director had the right to acquire within 60 days of March 27, 1997 pursuant to outstanding options.

EXECUTIVE COMPENSATION

  The following Summary Compensation Table sets forth certain information concerning compensation earned by the Chief Executive Officer and each of the four most highly compensated executive officers of the Company and one former executive officer who earned salary and bonus for the 1996 fiscal year in excess of $100,000 for services rendered in all capacities to the Company (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                    LONG-TERM COMPENSATION
                                   ANNUAL      ---------------------------------
                                COMPENSATION                AWARDS
                              ---------------- ---------------------------------
                                                 SECURITIES
  NAME AND PRINCIPAL           SALARY   BONUS    UNDERLYING       ALL OTHER
       POSITION          YEAR  ($)(1)    ($)   OPTIONS SAR(#) COMPENSATION($)(2)
  ------------------     ---- -------- ------- -------------- ------------------
Martin M. Schwartz.....  1996 $197,846 $70,000     96,500           $1,000
  President and Chief    1995  189,894  30,000     30,000              --
   Executive             1994  156,764     --     133,999(3)           --
  Officer
Thomas G. Hood ........  1996  132,899  75,815     40,800            1,310
  Sr. Vice               1995  121,869  63,058      5,000              930
   President/General     1994  115,504     --      60,217(3)         1,895
   Manager,
  Energy Products
   Division
Leonard H. Garigliano..  1996  122,846  21,500     12,600           33,266
  Vice President,        1995  121,677  13,500     15,000           55,837
  Manufacturing/General  1994   47,808  10,000     40,000           13,368
   Manager,
   Tempe Operations
F. Eugene Woodard......  1996  118,119  23,000     14,400           10,620
  Vice President,        1995  119,205  18,500     20,000           15,813
   Engineering,          1994  102,339     --      49,000(3)        13,772
  Electronics Products
   Division
Robert L. Cormia.......  1996  124,739  21,000     10,800            1,000
  Sr. Vice President,    1995  122,821  11,000      4,000              310
   Technology            1994  116,531     --      85,125(3)           --

Alfred V. Larrenaga(4).  1996  151,802     --      12,600            1,000
  Former Sr. Vice        1995  152,959  14,000     15,000              --
   President & Chief     1994  131,808     --     135,999(3)           --
  Financial Officer

--------
(1) The amounts listed under Salary and Bonus include amounts deferred pursuant to the Company's 401(k) Plan.

(2) The amounts listed under "All Other Compensation" include reimbursement of relocation expenses to Mr Garigliano; Company-paid patent awards to Mr. Hood and Dr. Woodard; $10,000 in compensation paid to Dr. Woodard pursuant to his employment agreement; and a Company matching contribution under the Company's 401(k) Plan of $1,000 each to Messrs. Schwartz, Hood, Garigliano, Cormia and Larrenaga, starting in 1996.

(3) This number includes shares subject to options which were granted to replace (in reduced numbers) previously granted options that were canceled in 1994. The total number of new shares for which each of the Named Executive Officers received options in 1994, after subtracting the number of shares subject to options that were canceled in 1994 is as follows: Mr. Schwartz--86,000; Mr. Hood--10,000; Dr. Woodward--10,000; Mr. Cormia-- 12,000; and Mr. Larrenaga--52,000.

(4) Mr. Larrenaga resigned from his position as Senior Vice President and Chief Financial Officer effective October 31, 1996, and has served as Senior Vice President, Corporate Development since November 1, 1996 with service after November 30, 1996 being on a part-time basis.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options under the Company's Restated 1987 Stock Option Plan for the 1996 fiscal year to the Named Executive Officers. No stock appreciation rights ("SARs") were granted during the fiscal year to such individuals.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                         ------------------------------------------------
                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                          ANNUAL RATES OF STOCK
                           NUMBER OF    PERCENT OF                                PRICE
                          SECURITIES   TOTAL OPTIONS                        APPRECIATION FOR
                          UNDERLYING    GRANTED TO   EXERCISE                OPTION TERM(1)
                            OPTIONS    EMPLOYEES IN    PRICE   EXPIRATION ----------------------
          NAME           GRANTED(#)(2)  FISCAL YEAR  ($/SH)(3)    DATE      5%($)      10%($)
          ----           ------------- ------------- --------- ---------- ---------- -----------
Martin M. Schwartz......    26,500          6.09%      $4.63    01/29/03  $   49,949 $  116,403
                            70,000         16.09        6.50    08/15/03     185,231    431,666
Thomas G. Hood..........    10,800          2.48        4.63    01/29/03      20,357     47,440
                            30,000          6.90        6.50    07/22/03      79,385    185,000
Leonard H. Garigliano...    12,600          2.90        4.63    01/29/03      23,749     55,346
F. Eugene Woodard.......    14,400          3.31        4.63    01/29/03      27,142     63,253
Robert L. Cormia........    10,800          2.48        4.63    01/29/03      20,357     47,440
Alfred V. Larrenaga.....    12,600          2.90        4.63    01/29/03      23,749     55,346

--------
(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any Named Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the 7-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.
(2) Option grants were made under the Company's Restated 1987 Stock Option Plan which is administered by the Human Resources Committee of the Board. The options vest in four equal annual installments, with the first such 25% installment vesting one year after the grant date. In the event of certain corporate transactions such as an acquisition or liquidation of the Company, the outstanding options of the Company's Named Executive Officers will become immediately exercisable for fully vested shares of common stock. See "Severance Agreements" below.
(3) The exercise price may be paid in cash or cash equivalents or in shares of the Company's Common Stock valued at fair market value on the exercise date.

OPTION EXERCISES AND HOLDINGS

  The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of the 1996 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN-
                                               OPTIONS AT FISCAL YEAR-             THE-
                                                         END             MONEY OPTIONS AT FISCAL
                           SHARES     VALUE              (#)                  YEAR-END($)(2)
                         ACQUIRED ON REALIZED ------------------------- --------------------------
          NAME           EXERCISE(#)  ($)(1)  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERECISABLE
          ----           ----------- -------- ----------- ------------- ----------- --------------
Martin M. Schwartz......   16,500    $ 84,563   55,060       191,439     $184,690      $331,544
Thomas G. Hood..........   25,842     124,789   34,250        49,425      117,763        48,244
Leonard H. Garigliano...   13,750      49,756        0        43,850            0       122,713
F. Eugene Woodard.......   12,000      64,500   26,750        34,650       98,113        92,738
Robert L. Cormia........   45,000     208,844   23,218        19,707       86,628        49,631
Alfred V. Larrenaga.....   22,500     115,313   40,436        61,163      140,610       197,636

--------
(1) Based on the fair market value of the shares on the exercise date less the exercise price paid for the shares.
(2) Based on the fair market value of the Company's Common Stock at the end of the 1996 fiscal year ($6.25 per share) less the exercise price payable for such shares.

SEVERANCE AGREEMENTS

  The Company has entered into a series of severance agreements with its Named Executive Officers, pursuant to which they may become entitled to special benefits in connection with certain changes in control of the Company effected by merger, liquidation or tender offer.

  Under each of the agreements, a liquidation or acquisition of the Company may result in the immediate acceleration of vesting of the Named Executive Officers' outstanding options granted under the Company's option plans. Accordingly, should there occur a sale of substantially all of the Company's assets or an acquisition of the Company by merger or consolidation, then all options at the time held by each such officer will become immediately exercisable for fully-vested shares of Common Stock. However, such vesting acceleration will not occur to the extent the options are to be assumed by the acquiring entity.

  In the event that (i) the outstanding options are so assumed or the change in control is effected through the acquisition of 50% or more of the Company's outstanding voting stock pursuant to a hostile tender offer and (ii) the officer's employment is involuntarily terminated (other than for cause) within 18 months following such assumption or acquisition, then the vesting of any options at the time held by each officer granted under the Company's option plans will immediately accelerate.

  Involuntary termination is defined in each severance agreement as the officer's discharge or dismissal (other than for cause) or other termination of employment, whether voluntary or involuntary, following a material reduction in the officer's compensation or level of responsibilities, a change in the officer's job location without his or her consent or a material reduction in the officer's benefits and perquisites. Termination for cause includes any involuntary termination triggered by the executive officer's willful misconduct, gross negligence or unauthorized use or disclosure of trade secrets or other confidential information of the Company.

  In addition to the acceleration of vesting of each Named Executive Officer's outstanding options, such individual may become entitled to a lump sum severance payment upon his or her involuntary termination within 18 months after a change in control. Accordingly, to the extent the spread on the officer's accelerated options

(the excess of the market price, at the time of acceleration, of the shares of Common Stock for which the options are accelerated over the aggregate exercise price payable for such shares) does not exceed 2.99 times the officer's average W-2 wages from the Company for the five fiscal years preceding the fiscal year in which the change in control occurs, a cash severance payment will be provided to the officer. However, the cash payment will in no event exceed the lesser of (i) two times the sum of the executive officer's annual rate of base salary in effect at the time of his or her involuntary termination plus the bonuses earned by him or her for the immediately preceding fiscal year or (ii) the amount necessary to bring the total benefit package (acceleration plus severance) up to the "2.99 times average W-2 wages" limitation.

  The Company has entered into an agreement with Mr. Larrenaga pursuant to which Mr. Larrenaga resigned as Senior Vice President and Chief Financial Officer of the Company effective October 31, 1996. The Agreement further provided that Mr. Larrenaga would serve as Senior Vice President, Corporate Development beginning November 1, 1996, and after November 30, 1996 Mr. Larrenaga will continue on a part-time basis through May 31, 1997. The Agreement provided for continuation of Mr. Larrenaga's full salary and automobile allowance and health benefits through his period of employment. The Agreement also provides for continued vesting of Mr. Larrenaga's stock options following his termination of service and provides that his options would continue to be in effect through the end of their original seven-year terms. Mr. Larrenaga remained eligible through November 30, 1996 for change in control severance benefits available to the other officers of the Company.

  In the event benefits had become due as of March 27, 1997 under the severance agreements currently in effect for each of the Named Executive Officers (except Mr. Larrenaga who is no longer eligible for such severance benefits), the maximum cash amounts payable would be as follows: Mr. Schwartz, $0; Mr. Hood, $304,232; Mr. Garigliano, $351,860; Dr. Woodard, $215,795; and
Mr. Cormia, $321,711.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All members of the Board participated in deliberations of the Board concerning executive compensation. Mr. Schwartz, the Company's President and Chief Executive Officer, is a member of the Board. The other members of the Board include Messrs. Alexander and Smart, former officers of the Company, and Messrs. Reagan and Sedgwick.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS CONCERNING EXECUTIVE COMPENSATION

  It is the duty of the members of the Company's Board to set the base salary of certain executive officers and to administer the Company's benefit plans. In addition, the Board approves the individual bonus programs to be in effect for certain executive officers each fiscal year. The Board acts pursuant to recommendations of the Human Resources Committee. In addition, the Company's Restated 1987 Stock Option Plan, under which stock option grants may be made to such officers and other key employees, is administered by the Human Resources Committee. Mr. Schwartz abstained with respect to actions of the Board relating to his own compensation.

  For the 1996 fiscal year, the Board established the compensation payable to Mr. Schwartz, President and Chief Executive Officer; Mr. Hood, Senior Vice President/General Manager, Energy Products Division; Mr. Garigliano, Vice President, Manufacturing/General Manager, Tempe Operations; Dr. Woodard, Vice President, Engineering, Electronics Products Division; Mr. Cormia, Senior Vice President, Technology; and Mr. Larrenaga, formerly Senior Vice President and Chief Financial Officer.

  GENERAL COMPENSATION POLICY. The Company's executive compensation policy is competitive in order to recruit, retain and motivate people of needed capabilities. For executives, the Company strives to link total compensation to performance. Base compensation, benefits and perquisites are intended to be competitive. Incentive compensation is provided in the form of cash bonuses and stock options. The Company anticipates that the compensation levels of its executive officers will generally be reviewed in the early part of each fiscal year.

  FACTORS. Several of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below.

  BASE SALARY. The base salary for each executive officer is set on the basis of personal performance and salary levels for comparable positions at companies with revenue levels comparable to that of the Company. Information regarding comparable salary levels is obtained from published surveys of companies which may or may not be in industries comparable to that of the Company. Generally, the Company targets base salaries at the mid-point of such market data.

  ANNUAL INCENTIVE COMPENSATION. The annual pool of bonuses for executive officers is determined solely on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with substantially greater weight being given to achievement of corporate rather than functional objectives. In particular, approximately 70% of an executive's target bonus is based on achieving corporate objectives and the balance on achieving the executive's functional objectives, such as profitability improvement, asset management, market position, product leadership and key projects. These factors are evaluated on a subjective basis without specific weighting.

  For 1996, Mr. Hood's incentive compensation was based upon the International Operations net revenues and operating income.

  LONG-TERM INCENTIVE COMPENSATION. In 1996, the Human Resources Committee approved stock option grants to each of the Named Executive Officers under the Company's Restated 1987 Stock Option Plan. The grants are designed to align the interests of each of the Named Executive Officers with those of the stockholders and provide each such individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The decision to award options to certain officers and the number of shares subject to each such option grant was based upon the officer's type and level of function, criticality of function, contribution and performance against objectives as described above. The Committee considers the number of options already held by executives when approving new options to executives. Each option grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 7 years). Accordingly, the option will provide a return to the executive officer only if the market price of the Common Stock appreciates over the option term.

  CEO COMPENSATION. The annual base salary for the Company's Chief Executive Officer, Mr. Schwartz, was established primarily on the basis of Mr. Schwartz's personal performance and the range of base salaries paid to the chief executive officers of companies with comparable revenue levels. Mr. Schwartz's new salary was approximately at the midpoint of the range of base salaries paid to the chief executive officers of comparable companies. The option grants made to Mr. Schwartz, which were based upon his position and a subjective evaluation of his performance, were intended to place a significant portion of his total compensation at risk, since the options will have no value unless there is appreciation in the value of the Common Stock over the option term.

  DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a public company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

  The Company believes that stock options granted to its executives with an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant qualify for the performance-based compensation exception to the deduction limit, because (i) it is unlikely that other compensation payable to any Company executive would exceed the deduction limit in the near future and (ii) the conditions imposed by regulations issued under
Section 162(m) would require the elimination of discretion which the Company believes important in administering its performance-related compensation plans.

                                          The Human Resources Committee

                                          Joseph B. Reagan, Chairman
                                          Bruce J. Alexander
                                          Walter C. Sedgwick

                               PERFORMANCE GRAPH

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG SOUTHWALL TECHNOLOGIES INC.
                    MEDIA GENERAL INDEX AND PEER GROUP INDEX
                                      LOGO
               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      AMONG SOUTHWALL TECHNOLOGIES, MEDIA GENERAL INDEX AND PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           SOUTHWALL        MEDIA         PEER
(Fiscal Year Covered)        TECHNOLOGIES     GENERAL       GROUP
-------------------          ------------     ---------     ----------
Measurement Pt-12/31/91      $100.00          $100.00       $100.00
FYE 12/31/92                 $177.78          $104.00       $124.44
FYE 12/31/93                 $103.70          $119.39       $153.07
FYE 12/31/94                 $ 81.48          $118.39       $135.31
FYE 12/31/95                 $125.93          $153.50       $179.17
FYE 12/31/96                 $185.19          $185.38       $199.09

                     ASSUMES $100 INVESTED ON JAN. 1, 1991
                          ASSUMES DIVIDEND REINVESTED
                          YEAR ENDED DECEMBER 31, 1995

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

  In 1989, the Company sold 300,000 shares of Common Stock to Monsanto Company ("Monsanto") for $2,100,000 and a $2,650,000 convertible debenture due May 31, 1999 which bears interest at 2% below prime, but not less than 7% nor more than 11%. During 1996, the Company issued 26,050 shares of Common Stock to Monsanto for payment of interest on the convertible debenture.

                                  PROPOSAL 2

           RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board has selected Price Waterhouse LLP as the Company's independent accountant for the year ending December 31, 1997, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Price Waterhouse LLP has audited the Company's financial statements since 1983. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Price Waterhouse LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. Nonetheless, the Board is submitting the selection of Price Waterhouse LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Board will reconsider whether to retain Price Waterhouse LLP. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Price Waterhouse LLP.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                  PROPOSAL 3

       APPROVAL OF SOUTHWALL TECHNOLOGIES INC. 1997 STOCK INCENTIVE PLAN

  The Company's stockholders are being asked to approve of the adoption of the Southwall Technologies Inc. 1997 Stock Incentive Plan (the "1997 Plan"). The 1997 Plan was adopted by the Board on March 20, 1997 and supersedes and serves as the successor equity incentive program to the Southwall Technologies Restated 1987 Stock Option Plan (the "Predecessor Plan"). The Board of Directors has authorized the implementation of the 1997 Plan as a comprehensive equity incentive program to attract and retain the services of those individuals essential to the Company's growth and financial success. The 1997 Plan will become effective upon the approval of the adoption of such plan by the stockholders at the Annual Meeting. If the stockholders approve of the adoption of the 1997 Plan, this approval will not prohibit the Company from proposing to stockholders that they also approve other equity incentive programs.

  The following is a summary of the principal features of the 1997 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Palo Alto, California.

EQUITY INCENTIVE PROGRAMS

  The 1997 Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) a Stock Issuance Program and (iv) a Director Fee Option Grant Program. The principal features of these programs are described below. The 1997 Plan (other than the Director Fee Option Grant Program) will be administered by a committee consisting of members of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1997 Plan) to authorize option grants and direct stock issuances under the 1997 Plan. However, all grants under the Director Fee Option Grant Program will be made in strict compliance with the provisions of those programs, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such programs.

SHARE RESERVE

  The number of shares of Common Stock initially reserved for issuance under the 1997 Plan will be 400,000 shares plus the number of shares which remained available for issuance under the Predecessor Plan, including shares which are subject to outstanding options under the Predecessor Plan. This share reserve will automatically increase by 250,000 shares of Common Stock on the first trading day of each calendar year during the term of the Plan, beginning with the 1998 calendar year. In no event may any one participant in the 1997 Plan be granted stock options and direct stock issuances for more than 200,000 shares in the aggregate per calendar year, beginning with the 1997 calendar year.

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1997 Plan, (ii) the number and/or class of securities for which any one person may be granted options and direct stock issuances under the 1997 Plan per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the 1997 Plan, including the outstanding options incorporated from the Predecessor Plan.

ELIGIBILITY

  Officers and other employees of the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs. Non-employee members of the Board and independent consultants and advisors of the Company and its subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee members of the Board will be eligible to participate in the Director Fee Option Grant Program.

  As of March 27, 1997, 4 executive officers and approximately 203 other employees were eligible to participate in the 1997 Plan, and 4 non-employee Board members were eligible to participate in the Director Fee Option Grant Program.

VALUATION

  The fair market value per share of Common Stock on any relevant date under the 1997 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 27, 1997, the closing selling price per share was $6.625.

                      DISCRETIONARY OPTION GRANT PROGRAM

  PRICE AND EXERCISABILITY. Incentive stock options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 100% of the fair market value of the Common Stock on the grant date, and non-statutory options may be granted at an exercise price per share not less than 85% of the fair market value per share of Common Stock on the grant date. No granted option will have a term in excess of 10 years.

  The exercise price may be paid in cash or in shares of Common Stock. In addition, options may be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

  No optionee has any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are generally not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

  TERMINATION OF SERVICE. Upon termination of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. If the optionee begins or accepts employment with a competitor, any outstanding option which is exercisable on the date of the optionee's termination of service may, subject to the Plan Administrator's discretion, terminate and cease to be outstanding for any vested shares for which the option has not been exercised. If the optionee is terminated for misconduct or unsatisfactory performance, then all outstanding options held by such optionee will immediately terminate and cease to be outstanding, unless the Plan Administrator determines otherwise.

  The Plan Administrator will also have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual termination of service.

  INCENTIVE STOCK OPTIONS. Incentive stock options may only be granted to employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the 1997 Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

  CANCELLATION/REGRANT. The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

  ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. The Plan Administrator has the discretion to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction. A Corporate Transaction is defined as a (i) sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company or (ii) merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction. However, an outstanding option will not be accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate

Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

  Also upon a Corporate Transaction, the Company's outstanding repurchase rights applicable to options will terminate automatically unless assigned to the successor corporation.

  Notwithstanding the above, the Plan Administrator has the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. In addition, the Plan Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by an optionee at the time of such Corporate Transaction will immediately terminate, and the shares subject to those terminated repurchase rights will accordingly vest in full, even in the event the options are to be assumed.

  The Plan Administrator has the authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event of a Change in Control or in the event the optionee's service subsequently terminates by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any Corporate Transaction or Change in Control in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated will remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the 1-year period measured from the effective date of the involuntary termination. In addition, the Plan Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the optionee at the time of such involuntary termination will immediately terminate, and the shares subject to those terminated repurchase rights will accordingly vest in full.

  A Change in Control is any of the following transactions: (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with, the Company) acquires beneficial ownership of more than 50% of the Company's outstanding voting stock without the Board's recommendation or (ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest, to be comprised of individuals who (a) have been Board members since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board.

  The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an antitakeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

                    SALARY INVESTMENT OPTION GRANT PROGRAM

  The Plan Administrator will have complete discretion in selecting the individuals who are to participate in the Salary Investment Option Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce, by not less than $10,000 but not more than $50,000, his or her base salary for the upcoming calendar year. To the extent the Plan Administrator approves one or more salary reduction authorizations, the affected individuals will be granted options under the program.

  Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

  . The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date.

  . The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

  . Provided the optionee continues in service, the option shares will become exercisable in a series of 12 successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

  . Should the optionee cease to perform service for any reason, then each option may be exercised, for all shares for which the option is exercisable at the time of the optionee's cessation of service. This right of exercise will lapse, and the option will terminate, upon the earlier of (i) the expiration of the 10-year option term or (ii) the 3-year period measured from the date of the optionee's cessation of service. Should the optionee die or become disabled while in service, then each option may be exercised in accordance with this paragraph by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

  . Each option will have a maximum term of 10 years measured from the grant date, whether or not the individual continues in service.

  ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon a Corporate Transaction or Change in Control, each outstanding option held by an optionee under this Salary Investment Option Grant Program will automatically accelerate so that each such option will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option will remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the 10-year option term or (ii) the expiration of the 3-year period measured from the date of the optionee's termination of service.

  The Plan Administrator may also provide that, upon the occurrence of a Hostile Take-Over, an optionee will have a 30-day period in which to surrender to the Company each of his or her outstanding option grants in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution will be paid within 5 days following the surrender of the option to the Company.

  A Hostile Take-Over is an acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept. The Take-Over Price is the greater of (i) the fair market value per share of Common Stock on the date the option is surrendered to the Company in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an incentive stock option, the Take-Over Price will not exceed the clause (i) price per share.

                            STOCK ISSUANCE PROGRAM

  Shares may be sold under the Stock Issuance Program at a price per share not less than 100% of fair market value, payable in cash or through a promissory note payable to the Company, if permitted by the Plan Administrator. Shares may also be issued solely as a bonus for past services.

  The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

  ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program will terminate automatically, and all the shares subject to such terminated rights will immediately vest in full, except to the extent (i) those repurchase rights are assigned to the successor corporation in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

  Notwithstanding the above, the Plan Administrator has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights will automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights will immediately vest, in the event of a (i) Corporate Transaction, whether or not those repurchase rights are to be assigned to the successor corporation (or its parent) in connection with such Corporate Transaction, (ii) Change in Control or (iii) an involuntary termination of the optionee within a designated period (not to exceed 18 months) following the Corporate Transaction or Change in Control.

                       DIRECTOR FEE OPTION GRANT PROGRAM

  Under the Director Fee Option Grant Program, each individual serving as a non-employee Board member will be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual to the acquisition of option shares of Common Stock. The non-employee Board member must make the reduced fee election prior to the start of the calendar year for which the election is to be in effect.

  Each option will be subject to the following terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

  . The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date.

  . The number of option shares will be determined by dividing the total portion of the annual retainer fee subject to the Board member's election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction in the Board member's annual retainer fee to be in effect for the calendar year for which the option grant is made.

  . 50% of the option shares will become exercisable upon the optionee's completion of 6 months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares will become exercisable in a series of 6 successive equal monthly installments upon the optionee's completion of each additional month of Board service during that calendar year.

  . Should the optionee cease Board service for any reason (other than death or permanent disability) while holding one or more options under this Director Fee Option Grant Program, then each such option will remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the 10-year option term or (ii) the expiration of the 3-year period measured from the date of such cessation of Board service. However, each option held by the optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service will immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

  . Should the optionee's service as a Board member cease by reason of death or permanent disability, then each option held by such optionee under this Director Fee Option Grant Program will immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the 10-year option term or (ii) the expiration of the 3-year period measured from the date of such cessation of Board service.

  . Should the optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for all shares for which the option is exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Such right of exercise will lapse, and the option will terminate, upon the earlier of (i) the expiration of the 10-year option term or (ii) the 3-year period measured from the date of the optionee's cessation of Board service.

  . Each option will have a maximum term of ten years measured from the grant date, whether or not the individual continues in service.

  ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon a Corporate Transaction or Change in Control, each outstanding option held by an optionee under this Director Fee Option Grant Program will automatically accelerate so that each such option will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option will remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the 10-year option term or (ii) the expiration of the 3-year period measured from the date of the optionee's termination of service.

  Upon the occurrence of a Hostile Take-Over, an optionee will have a 30-day period in which to surrender to the Company each of his or her outstanding option grants in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution will be paid within 5 days following the surrender of the option to the Company.

                              GENERAL PROVISIONS

FINANCIAL ASSISTANCE

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1997 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

  The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

  The Board may amend or modify the 1997 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1997 Plan at any time, and the 1997 Plan will in all events terminate by the earlier of (i) May 21, 2007 or (ii) the termination of all outstanding options.

                   NEW PLAN BENEFITS AND OPTION GRANT TABLE

  Because the 1997 Plan is discretionary, benefits to be received by individual optionees are not determinable. The table below shows, as to each of the Company's current executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 1996 and March 27, 1997 under the Predecessor Plan together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                        JANUARY 1, 1996--MARCH 27, 1997

                                             OPTIONS GRANTED   WEIGHTED AVERAGE
                   NAME                     (NUMBER OF SHARES)  EXERCISE PRICE
                   ----                     ------------------ ----------------
Martin M. Schwartz, President and Chief
 Executive Officer.........................       96,500            $5.99
Thomas G. Hood, Sr. Vice President/General
 Manager, Energy Products Division.........       40,800            $6.00
Leonard H. Garigliano, Vice President,
 Operations................................       12,600            $4.63
F. Eugene Woodard, Vice President,
 Engineering, Electronics Products
 Division..................................       14,400            $4.63
Robert L. Cormia, Sr. Vice President,
 Technology................................       10,800            $4.63
All current executive officers as a group
 (4 persons)...............................      247,300            $5.91
J. Larry Smart, Chairman of the Board......        8,000            $7.11
Bruce J. Alexander, Director...............        8,000            $7.11
Joseph B. Reagan, Director.................       20,000            $6.03
Walter C. Sedgwick, Director...............       23,000            $6.01
All non-employee directors as a group (4
 persons)..................................       59,000            $6.32
All employees, including current officers
 who are not executive officers as a group
 (203 persons).............................      197,800            $6.04

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

  Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

  Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory stock options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

DIRECT STOCK ISSUANCE

  The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                             ACCOUNTING TREATMENT

  Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact such option and stock purchase rights granted under the 1997 Plan would have upon the Company's reported earnings were the value of such rights treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

                             STOCKHOLDER APPROVAL

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the 1997 Plan. If such approval is obtained, the 1997 Plan will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the 1997 Plan will not become effective. The Predecessor Plan terminated effective March 18, 1997, in accordance with its terms.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1997 STOCK INCENTIVE PLAN.

                                  PROPOSAL 4

                    APPROVAL OF SOUTHWALL TECHNOLOGIES INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

  On March 20, 1997, the Board adopted the Southwall Technologies Inc. 1997 Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which 100,000 shares of the Company's common stock (the "Common Stock") will be reserved for issuance. The Company's stockholders are being asked to approve of the adoption of the Purchase Plan to be effective June 1, 1997. The Purchase Plan supersedes the Company's 1987 Employee Stock Purchase Plan (the "Predecessor Plan").

PURPOSE

  The purpose of the Purchase Plan is to provide eligible employees of the Company and designated parent or subsidiary corporations an opportunity to acquire a proprietary interest in the Company through payroll deductions or lump sum payments. The Company is currently the only corporation participating in the Purchase Plan.

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code. This description is also being given to satisfy the requirements of Rule 16b-3(b)(2) under the Federal securities laws in order to ensure the favorable treatment of Rule 16b-3 for the officers participating in the Purchase Plan. Rule 16b-3 exempts acquisitions of Common Stock under the Purchase Plan from liability under the Federal securities laws which prohibit short-swing trading by executive officers.

  The terms and provisions of the Purchase Plan are summarized below. However, the summary does not purport to be a complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Corporate Secretary at the Company's principal offices in Palo Alto, California.

ADMINISTRATION

  The Purchase Plan will be administered by the Board or by a committee (the "Committee") comprised of members appointed from time to time by the Board or a delegate of either. The plan administrator (whether the Board or the Committee or a delegate) has full authority to administer the Purchase Plan, including authority to interpret and construe any provision of the Purchase Plan and to adopt such rules and regulations for administering the Purchase Plan as it may deem necessary. Decisions of the plan administrator are final and binding on all parties who have an interest in the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SECURITIES SUBJECT TO THE PURCHASE PLAN

  The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market. The maximum number of shares of Common Stock which may be sold to participants over the term of the Purchase Plan may not exceed 100,000 shares, subject to the "Adjustments" section below.

ADJUSTMENTS

  In the event that any change is made to the Company's outstanding Common Stock (whether by reason of recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

PURCHASE PERIODS

  Shares of Common Stock will be offered for purchase under the Purchase Plan through a series of six (6) month purchase periods. The first purchase period will begin on June 1, 1997 and subsequent purchase periods will begin on each December 1 and June 1 thereafter until all shares available under the Purchase Plan have been purchased or the Purchase Plan terminates in accordance with its terms.

  An employee who participates in the Purchase Plan for a particular purchase period will have the right to purchase Common Stock on the terms and conditions set forth below and must execute a purchase agreement embodying terms and conditions and other provisions (not inconsistent with the Purchase
Plan) as the plan administrator may deem advisable.

ELIGIBILITY AND PARTICIPATION

  Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) and who has completed at least one year of continuous service with any such corporation is eligible to participate in the Purchase Plan. As of March 27, 1997, the Company estimated that approximately 196 employees would be eligible to participate in the Purchase Plan.

  In order to participate in the Purchase Plan for a particular purchase period, the employee must complete the enrollment forms prescribed by the plan administrator (including a purchase agreement and payment authorization) and file those forms with the plan administrator (or its designate) during the designated enrollment period. In the payment authorization form, the employee may choose one of the following methods of payment for the shares to be acquired on his/her behalf during the purchase period:

    (i) periodic payroll deduction; or

    (ii) lump sum payment;

provided that the plan administrator may, for any purchase period, prohibit lump sum payments.

  If periodic payroll deductions are selected, those deductions must be made in a multiple of 1% of the compensation paid to the employee during the purchase period, up to a maximum of 15%. Compensation includes all payments received by a participant as compensation for services rendered to the Company or one or more of the companies designated to participate in the Purchase Plan, including wages, salaries, overtime payments, bonuses, commissions and incentive payments and any contributions made on the behalf of a participant to a plan qualified under Internal Revenue Code section 125 or 401(k), but excludes contributions made to any other employee benefit plan.

  The deduction rate chosen will continue in effect for the entire purchase period, unless the employee, before the beginning of any payroll period within that purchase period, designates a lower rate (including a 0% rate) by filing the appropriate form with the plan administrator. The new rate will become effective on the first day of the payroll period following the filing of the form and may not be increased during the remainder of the purchase period. Payroll deductions, however, will automatically stop upon the termination of the employee's purchase right.

  If the lump sum payment method is permitted by the Company and selected by the participant, the lump sum payment may not exceed 15% of the compensation paid to the employee during the purchase period and must be paid within the first fifteen (15) days of the final month of the purchase period. However, no lump sum payment may be made with respect to a purchase right that has been terminated.

PURCHASE RIGHT

  Outstanding purchase rights will be automatically exercised on the last day of a purchase period by applying the amount credited to a participant's account on such date to the purchase of whole shares of Common Stock (by dividing such amount by the purchase price), subject to the "Special Limitations" section below. Any amount remaining in a participant's account after such purchase will be held for the purchase of Common Stock in the next purchase period, provided such participant continues participating in the Purchase Plan for such purchase period.

PURCHASE PRICE

  The purchase price per share will be the lesser of (i) 85% of the fair market value per share of Common Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value per share of Common Stock on the date the purchase right is exercised.

  The fair market value of the Common Stock on any relevant date under the Purchase Plan will be the closing price per share on such date, as reported on the Nasdaq National Market. On March 27, 1997, the fair market value per share of Common Stock was $6.625 per share.

SPECIAL LIMITATIONS

  The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

  . Purchase rights may not be granted to any individual who immediately thereafter would own stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  . Purchase rights granted to a participant may not accrue at a rate that exceeds $25,000 in fair market value of the Common Stock (valued at the time each purchase right is granted) during any one calendar year in which such purchase right is outstanding.

  . No participant may purchase more than 600 shares of Common Stock in any purchase period.

TERMINATION OF PURCHASE RIGHTS

  The participant may withdraw from the Purchase Plan before the last ten (10) days in the purchase period and elect to have his or her accumulated payroll deductions refunded immediately. The termination will be irrevocable for the purchase period in which it is made, but the employee may re-enroll in the Purchase Plan (by making a timely filing of a new purchase agreement and payment authorization) if the participant wishes to resume participation in a subsequent purchase period.

  The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the six-month purchase period in which his or her employment terminates will be refunded.

PRORATION OF PURCHASE RIGHTS

  If the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights exceeds on the exercise date the number of shares then available for issuance under the Purchase Plan, the plan administrator will make a pro rata allocation of the shares available on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of participants, to the extent not used to purchase Common Stock under the Purchase Plan, will be refunded to the participants.

STOCKHOLDER RIGHTS

  No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

  No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

MERGER OR LIQUIDATION OF COMPANY

  If one or more of the following transactions occurs during a purchase period: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the merger, then at the plan administrator's discretion, either all purchase rights outstanding under the Purchase Plan immediately before the consummation of the transaction will be exercised by applying the sums previously collected from participants during the purchase period to the purchase of whole shares of Common Stock, subject to the special limitations listed above, or all sums previously collected from participants during that purchase period will be refunded upon the consummation of the transaction.

AMENDMENT AND TERMINATION

  The Purchase Plan will terminate upon the earlier of (i) May 31, 2007 or
(ii) the date on which all shares available under the Purchase Plan have been sold.

  The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, take any action that may adversely affect purchase rights at the time outstanding under the Purchase Plan and may not take action without the approval of the Company's stockholders if and to the extent that the Board determines that such approval is necessary to satisfy regulatory requirements.

FEDERAL TAX CONSEQUENCES

  The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan.

  If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the purchase period in which such shares were acquired or within one year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

  If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the purchase period in which the shares were acquired and more than one year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant's entry date into that purchase period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

  The foregoing is only a summary of the federal income taxation consequences to the participant and the Company with respect to the shares purchased under the Purchase Plan. The summary does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

ACCOUNTING TREATMENT

  Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

NEW PURCHASE PLAN BENEFITS

  Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. Each of the current Named Executive Officers, including Mr. Schwartz, Mr. Hood, Mr. Cormia, Mr. Garigliano and Mr. Woodard, has the right on December 31, 1997 to purchase a maximum of 600 shares of Common Stock at a price that will not exceed the lesser of 85% of the fair market value of the Common Stock on June 1, 1997 or December 31, 1997.

                             STOCKHOLDER APPROVAL

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then no purchase rights will be granted under the Purchase Plan, and the Predecessor Plan will continue in effect as last approved by the stockholders or until its expiration date of September 30, 1997.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  Proposals of stockholders that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than December 15, 1997 in order to be included in the proxy statement and proxy relating to that meeting.

                                OTHER BUSINESS

  The Company knows of no other business that may be presented for consideration at the meeting. If any other matters are properly presented to the meeting, however, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

  The Board hopes that stockholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the Annual Meeting may vote their shares personally even though they have sent in their proxies.

                                          By Order of the Board of Directors

                                          /s/ L. Ray Christie

                                          L. Ray Christie, Secretary

Palo Alto, California
April 21, 1997

                                                                       644-PS-97

                          SOUTHWALL TECHNOLOGIES INC.
                           1997 STOCK INCENTIVE PLAN
                           -------------------------

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

I.   PURPOSE OF THE PLAN

     This 1997 Stock Incentive Plan is intended to promote the interests of Southwall Technologies Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. Effective May 21, 1997, this Plan shall supersede and serve as the successor equity incentive program to the Southwall Technologies Restated 1987 Stock Option Plan ("Predecessor Plan").

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

      A.   The Plan shall be divided into four separate equity programs:

           (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

           (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

           (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

           (iv) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

      B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

      A. Administration of the Plan may, at the Board's discretion, be vested in one or more committees consisting of members of the Board, or the Board may retain the power to administer the Plan.

      B. Members of a committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any committee and reassume all powers and authority previously delegated to such committee.

      C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

      D. Service on a committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of a committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

      E. Administration of the Director Fee Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grant or stock issuances made under that program.

IV.  ELIGIBILITY

      A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

           (i)   Employees,

           (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

           (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

      B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

      C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

      D. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.  STOCK SUBJECT TO THE PLAN

      A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 400,000 shares plus the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant.

      B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan by 250,000 shares of Common Stock for each year after 1997.

      C. No one person participating in the Plan may receive options for more than 200,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

      D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

      E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year,
(iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------


I.   OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.


     A.   EXERCISE PRICE.
          ---------------

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)   cash or check made payable to the Corporation,

              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

              (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

      B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such
         ----------------------------
time or times, during such period and for such number of shares as shall be determined by the

Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

      C.  EFFECT OF TERMINATION OF SERVICE.
          --------------------------------

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

             (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for up to eighteen
(18) months (or such other period of time determined by the Plan Administrator and set forth in the documents evidencing the option), but no such option shall be exercisable after the expiration of the option term.

             (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, for up to eighteen (18) months (or such other period of time determined by the Plan Administrator and set forth in the documents evidencing the option), but no such option shall be exercisable after the expiration of the option term.

             (iii) Unless the Plan Administrator determines otherwise, if the Optionee's Service is terminated for Misconduct or for Unsatisfactory Performance, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

             (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. The option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares. If the Optionee accepts or begins employment during the post-Service exercise period with a competitor as determined by the Plan Administrator, the option for vested shares which is exercisable on the date of the Optionee's cessation of Service may, subject to the Plan Administrator's discretion, terminate and cease to be outstanding for any vested shares for which the option has not been exercised. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D.   STOCKHOLDER RIGHTS.  The holder of an option shall have no stockholder
          ------------------
rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.   REPURCHASE RIGHTS.  The Plan Administrator shall have the discretion
          -----------------
to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F.   LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the
          ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.
          -----------

     B.   EXERCISE PRICE.  The exercise price per share shall not be less than
          --------------
one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares of
          -----------------
Common
Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D.   10% STOCKHOLDER.  If any Employee to whom an Incentive Option is
          ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, the Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of any Corporate Transaction, so that immediately prior to the effective date of the Corporate Transaction, the option becomes fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain
--------
the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

     E. Notwithstanding Section III.A. of this Article Two, the Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Corporate Transaction shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full, even in the event the options are to be assumed.

     F. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier
                                                                       -------
of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon (i) a Change in Control or (ii) the subsequently termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the
                 -------
expiration of the one (1)-year period measured from the effective date of the Optionee's cessation of Service. In addition, the

Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control or Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM
                     --------------------------------------


I.   OPTION GRANTS

     A committee consisting of members of the Board shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). A committee of Board members shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent a committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in effect. All grants under the Salary Investment Option Grant Program shall be at the sole discretion of a committee consisting of Board members.

     This program enables specific Employees to defer compensation in the form of stock options and thus defer taxes on compensation that would otherwise be received in salary over the year. As indicated in Section II, this program effectively enables a highly compensated Employee to defer taxes on his or her salary by setting aside a portion of next year's salary (prior to the beginning of the calendar year) so that he or she may "purchase" an option with an exercise price equal to one third of the fair market value on the grant date.

II.  OPTION TERMS

     Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however,
                                                          --------
that each such document shall comply with the terms specified below.

     A.   Exercise Price.
          --------------

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.   NUMBER OF OPTION SHARES.  The number of shares of Common Stock subject
          -----------------------
to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A , (B x 66-2/3%), where

               X is the number of option shares,

               A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

     C.   EXERCISE AND TERM OF OPTIONS.  The option shall become exercisable
          ----------------------------
in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

          Example: Employee X sets aside $30,000 of salary prior to the beginning of the calendar year. If the fair market value of the stock is $9 per share on the subsequent grant date, he will effectively be entitled to buy (using his salary reduction) 5,000 option shares with an exercise price of $3 per share. The number of option shares (5,000) is determined by the amount of salary deferred ($30,000) divided by the "spread" ($9 minus $3) on the grant date. The 5,000 shares will become exercisable in twelve equal installments over the year. The employee will be taxed when, if ever, he exercises the option to purchase at $3 per share.

     D.   Effect of Termination of Service.  Should the Optionee cease Service
          --------------------------------
for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the
    -------
expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i)
                                                               -------
the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service.

However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The Plan Administrator may provide that, upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

     The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------

I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.   PURCHASE PRICE.
          --------------

     1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

     2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i)  cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.   VESTING PROVISIONS.
          ------------------

     1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. Notwithstanding Section II.A. of this Article Four, the Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction, whether or not those repurchase rights are to be assigned to the successor corporation (or its parent) in connection with such Corporate Transaction.

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest upon (i) a Change in Control or (ii) the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control or Involuntary Termination.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                       DIRECTOR FEE OPTION GRANT PROGRAM
                       ---------------------------------


I.   OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

     This program enables a non-employee Board member to defer compensation in the form of stock options and thus defer taxes on compensation that he or she would have otherwise received as a director fee during the year. As indicated in
Section II, this program effectively enables a non-employee director to defer taxes on his or her director fee by setting aside a portion of next year's fee (prior to the beginning of the calendar year) so that he or she may use that fee to "purchase" an option with an exercise price equal to one third of the fair market value on the grant date.

II.  OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A.   EXERCISE PRICE.
          --------------

     1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.   NUMBER OF OPTION SHARES.  The number of shares of Common Stock subject
          -----------------------
to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A , (B x 66-2/3%), where

               X is the number of option shares,

               A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

     C.   EXERCISE AND TERM OF OPTIONS.  The option shall become exercisable for
          ----------------------------
fifty percent (50%) of the option shares upon the Optionee's completion of six
(6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten (10) years measured from the option grant date.

          Example: Director X sets aside $12,000 of her fee prior to the beginning of the calendar year. If the fair market value of the stock is $9 per share on the grant date, she will effectively be entitled to buy (using her fee reduction) 2,000 option shares with an exercise price of $3 per share. The number of option shares (2,000) is determined by the amount of fee deferred ($12,000) divided by the "spread" ($9 minus $3) on the grant date. The 1,000 option shares will become exercisable after six months of service and an additional 1,000 option shares will become exercisable over the following six months in six equal installments. The employee will be taxed when, if ever, she exercises the option to purchase at $3 per share.

     D.   Termination of Board Service. Should the Optionee cease Board service
          ----------------------------
for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E.   DEATH OR PERMANENT DISABILITY.  Should the Optionee's service as a
          -----------------------------
Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

     Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-
                                 -------
year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii)
          -------
the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of
                                             -------
the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                                 MISCELLANEOUS
                                 -------------


I.   FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding:  The election to have the Corporation withhold,
          -----------------
from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery:  The election to deliver to the Corporation, at the
          --------------
time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as a committee of Board members may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D.   The Plan shall terminate upon the earliest of (i) May 21, 2007, or
(ii) the termination of all outstanding options. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common

Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Plan:

          A.  BOARD shall mean the Corporation's Board of Directors.
              -----

          B.  CHANGE IN CONTROL shall mean a change in ownership or control of
              -----------------
the Corporation effected through either of the following transactions:

              (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

              (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   COMMON STOCK shall mean the Corporation's Common Stock.
          ------------

     E.  CORPORATE TRANSACTION shall mean either of the following stockholder-
         ---------------------
approved transactions to which the Corporation is a party:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   CORPORATION shall mean Southwall Technologies INC., a Delaware
          -----------
Corporation, and its successors.

     G.   DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option
          ---------------------------------
grant in effect for non-employee Board members under Article Five of the Plan.

     H.   DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option
          ----------------------------------
grant program in effect under the plan.

     I.   EMPLOYEE shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.   EXERCISE DATE shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     K.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

              (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L.   HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly,
          -----------------
by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     M.   INCENTIVE OPTION shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     N.   INVOLUNTARY TERMINATION shall mean the termination of the Service of
          -----------------------
any individual which occurs by reason of:

              (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

              (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     O.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     P.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
          --------

     Q.   NON-STATUTORY OPTION shall mean an option not intended to satisfy the-
          --------------------
requirements of Code Section 422.

     R.   OPTIONEE shall mean any person to whom an option is granted under the
          --------
Discretionary Option Grant, Salary Investment Option Grant, or Director Fee Option Grant Program.

     S.   PARENT shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     T.   PARTICIPANT shall mean any person who is issued shares of common stock
          -----------
under the stock issuance program.

     U.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability
          --------------------------------------------
of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     V.   PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set
          ----
forth in this document.

     W.   PLAN ADMINISTRATOR shall mean the particular entity, whether the Board
          ------------------
or a particular committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     X.   PLAN EFFECTIVE DATE shall mean may 21, 1997, the date on which the
          -------------------
Plan was adopted by the Board.

     Y.   PREDECESSOR PLAN shall mean the pre-existing Southwall Technologies
          ----------------
Inc. Restated 1987 Stock Option Plan, as amended and restated through February 14, 1994, in effect immediately prior to the Plan Effective Date hereunder.

     Z.   SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary
          --------------------------------------
investment grant program in effect under the Plan.

     AA.  SERVICE shall mean the performance of services for the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     BB.  STOCK EXCHANGE shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     CC.  STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the
          ------------------------
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     DD.  STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect
          ----------------------
under the Plan.

     EE.  SUBSIDIARY shall mean any Corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     FF.  TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value
          ---------------
per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     GG.  TAXES shall mean the Federal, state and local income and employment
          -----
tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     HH.  10% STOCKHOLDER shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     II.  UNSATISFACTORY PERFORMANCE shall include, but is not limited to, the
          --------------------------
failure of the Optionee to meet performance goals, the failure of Optionee to carry out job responsibilities in a satisfactory manner, the Optionee's breach of company policy, or the Optionee's failure to develop satisfactory managerial skills. The Plan Administrator shall have sole discretion to determine if an optionee's termination of service was a result of Unsatisfactory Performance under the Plan. The Plan Administrator's determination has no effect on the at-will nature of employment that Southwall Technologies Inc. maintains with its employees (see Article Six, Section VII of the Plan). The employment relationship may be terminated at any time, for any reason with or without cause or advance notice.

                          SOUTHWALL TECHNOLOGIES INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

I.  PURPOSE
    -------

          The Southwall Technologies Inc. 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The Plan supersedes the Company's 1987 Employee Stock Purchase Plan (the "Predecessor Plan") effective June 1, 1997.

II.  DEFINITIONS
     -----------

          For purposes of administration of the Plan, the following terms have the meanings indicated:

          Board means the Board of Directors of the Company.
          -----

          Code means the Internal Revenue Code of 1986, as amended.
          ----

          Common Stock means shares of the common stock, $.001 par value, of the
          ------------
Company.

          Company means Southwall Technologies Inc., a Delaware corporation, and
          -------
any corporate successor to all or substantially all of the assets or voting stock of Southwall Technologies Inc. which by appropriate action adopts the Plan.

          Compensation means (i) all payments received by a Participant as
          ------------
compensation for services rendered to the Company or one or more other Participating Companies, including all wages, salaries, overtime payments, bonuses, commissions and incentive payments, and (ii) all contributions made on the Participant's behalf pursuant to any qualified cafeteria plan or salary deferral arrangement under Code Section 125 or 401(k) established by the Company, but excluding all other contributions made by the Company or its Corporate Affiliates for the benefit of the Participant to any employee benefit or welfare plan now or hereafter established.

          Corporate Affiliate means any company which is a parent or subsidiary
          -------------------
corporation of the Company (as determined in accordance with Code Section 425), including any parent or subsidiary corporation which becomes such after the Effective Date.

          Effective Date of the Plan means June 1, 1997; provided, however, that
          --------------                                 --------
any Corporate Affiliate which becomes a Participating Company in the Plan after that date shall designate a subsequent Effective Date with respect to its employee-Participants.

          Employee means any person who is regularly engaged, for a period of
          --------
more than 20 hours per week and more than 5 months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Code Section 3121(a).

          Participant means any Employee of a Participating Company who (i) has
          -----------
satisfied the service requirement set forth in Article V and (ii) is actively participating in the Plan.

          Participating Company means the Company and those Corporate Affiliate
          ---------------------
or Affiliates as may be designated from time to time by the Board.

III.  ADMINISTRATION
      --------------

          The Plan will be administered by the Board or by a committee (the "Committee") comprised of members appointed from time to time by the Board or a delegate of either. The Plan Administrator (whether the Board or the Committee or a delegate) has full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Plan Administrator are final and binding on all parties who have an interest in the Plan.

IV.  PURCHASE PERIODS
     ----------------

          (a) Common Stock will be offered for purchase under the Plan through a series of six (6) month purchase periods. The first purchase period will begin on June 1, 1997 and subsequent purchase periods will begin on each December 1 and June 1 thereafter until (i) all shares available under the Plan have been purchased or (ii) the Plan terminates in accordance with Article IX.

          (b) Under no circumstances may any purchase rights granted under the Plan be exercised, nor may any shares of Common Stock be issued hereunder, until the Company has complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation.

V.  ELIGIBILITY AND PARTICIPATION
    -----------------------------

          (a) An Employee of a Participating Company is eligible to participate in the Plan for a purchase period if he or she has completed at least one (1) year of continuous service with the Company or any Corporate Affiliate on or before the first day of that purchase period.

          (b) In order to participate in the Plan for a particular purchase period, the Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and payment authorization) and file those forms with the Plan Administrator (or its designate) during the designated enrollment period. In the payment authorization form, the Employee may choose one of the following methods of payment for the shares to be acquired on his/her behalf during the purchase period:

               (i)  periodic payroll deduction; or

               (ii)  lump sum payment;

provided that the Administrator may, for any purchase period, prohibit lump sum payments.

          (c) If periodic payroll deductions are selected, those deductions must be made in a multiple of 1% of the Compensation paid to the Participant during the purchase period, up to a maximum of 15%. The deduction rate chosen will continue in effect for the entire purchase period, unless the Participant, before the beginning of any payroll period within that purchase period, designates a lower rate (including a 0% rate) by filing the appropriate form with the Plan Administrator (or its designate). The new rate will become effective on the first day of the payroll period following the filing of the form and may not be increased during the remainder of the purchase period. Payroll deductions, however, will automatically stop upon the termination of the Participant's purchase right in accordance with Section VII(d) or (e) below.

          (d) If the lump-sum alternative is selected, the lump sum payment may not exceed 15% of the Compensation paid to the Participant during the purchase period and must be paid within the first fifteen (15) days of the final month of the purchase period. However, no lump-sum payment may be made with respect to a purchase right terminated in accordance with Section VII(d) or (e) below.

VI.  STOCK SUBJECT TO PLAN
     ---------------------

          (a) The Common Stock issuable under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued shares of Common Stock or from reacquired shares, including shares purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 100,000 shares (subject to adjustment under subparagraph (b) below). If any right granted under the Plan terminates without having been exercised, the shares not purchased under that right will again be available for issuance under the Plan.

          (b) If any change is made to the Common Stock issuable under the Plan by reason of (I) any merger, consolidation or reorganization or (II) any stock dividend, stock split, combination of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, appropriate adjustments will be made by the Plan Administrator to (i) the class and maximum number of shares issuable under the Plan, (ii) the class and maximum number of shares purchasable per Participant under any one purchase right, and
(iii) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan.

VII.  PURCHASE RIGHT
      --------------

          An Employee who participates in the Plan for a particular purchase period will have the right to purchase Common Stock on the terms and conditions set forth below and must execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          (a) Purchase Price. The purchase price per share will be the lesser of
              --------------
(i) 85% of the fair market value per share of Common Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value per share of Common Stock on the date the purchase right is exercised. The fair market value per share of Common Stock on any relevant date will be the closing selling price of a share of Common Stock on that date, as officially quoted on the principal exchange on which the Common Stock is at the time traded or, if not traded on any exchange, the closing selling price per share of Common Stock on that date, as reported on the NASDAQ National Market System. If there are no sales of Common Stock on that day, then the closing selling price for the Common Stock on the next preceding day for which quotations do exist will be determinative of fair market value.

          (b) Number of Purchasable Shares. The number of shares that a
              ----------------------------
Participant may purchase for a particular purchase period is the number of whole shares obtained by dividing the payments made by the Participant for that purchase period, together with any amount carried over from the preceding purchase period pursuant to the provisions of Section VII(f), by the purchase price in effect for the purchase period. However, a Participant may not purchase more than 600 shares (subject to adjustment under Section VI(b)) in any purchase period.

          Under no circumstances may purchase rights be granted under the Plan to any Employee who would, immediately after the grant, own (within the meaning of Code Section 425(d)), or otherwise hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

          (c) Payment. Payment for the Common Stock purchased under the Plan
              -------
must be made in accordance with the method of payment authorized by the Participant. Each payment made by the Participant will be credited to his/her individual account under the Plan, but no interest will be paid on the balance from time to time outstanding in the account. All payments may be commingled with the general assets of the Company and may be used for general corporate purposes.

          (d)  Termination of Purchase Rights.
               -------------------------------

               (i) A Participant may, before the last ten (10) days of the purchase period, terminate his/her outstanding purchase right by filing the prescribed notification form with the Plan Administrator (or its designate). All payments previously collected from the Participant for that purchase period will be promptly refunded and no further payments may be made for that purchase period.

               (ii) The termination will be irrevocable for the purchase right in which it is made and the Participant must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payment authorization) if the Participant wishes to resume participation in a subsequent purchase period.

          (e) Termination of Service. If a Participant leaves the Service of the
              ----------------------
Company before the end of a Purchase Period, the purchase right for that purchase Period will immediately terminate and all payments collected from the Participant during that purchase period will be promptly refunded to the Participant.

          A Participant will be considered to be in the Service of the Company for so long as the Participant remains in the active employ of the Company or any other Participating Company under the Plan.

          (f) Stock Purchase. Outstanding purchase rights (other than purchase
              --------------
rights previously terminated in accordance with Section VII(d) or (e) above) will be automatically exercised on the last day of the purchase period. The exercise will be made by applying the amount credited to each Participant's account on the last date of the purchase period to the purchase of whole shares of Common Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for that purchase period. Any amount remaining in the Participant's account will be held for the purchase of Common Stock in the next purchase period, provided the
                                                              --------
Participant continues in the Plan for that purchase period. However, any amount not applied to the purchase of Common Stock by reason of the Section VII(b) limitation on the maximum number of purchasable shares will be refunded promptly after the close of the purchase period.

          (g) Proration of Purchase Rights. Should the total number of shares to
              ----------------------------
be purchased pursuant to outstanding purchase rights exceed on the exercise date the number of shares then available for issuance under the Plan, the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants will, to the extent not applied to the purchase of Common Stock, be refunded to the Participants.

          (h) Rights as Stockholder. A Participant has no rights as a
              ---------------------
stockholder with respect to shares covered by the purchase right granted to the Participant until the shares are actually purchased on the Participant's behalf in accordance with Section VII(f). No adjustments will be made for dividends, distributions or other rights for which the record date is before the date of purchase.

          A Participant will receive, as soon as practicable after the date of each purchase, stock certificates for the number of shares purchased on his/her behalf. The certificates may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship.

          The Plan Administrator has full power and authority to implement an immediate sale program under the Plan with one or more selected broker/dealers which will allow Participants to sell their purchased shares of Common Stock on the open market immediately after the close of the purchase period and prior to the actual issuance of the stock certificates for the purchased shares.

          (i) Assignability. Purchase rights are not assignable or transferable
              -------------
by a Participant and may be exercised only by the Participant.

          (j) Merger or Liquidation of Company. If one or more of the following
              --------------------------------
transactions occurs during a purchase period: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the merger, then at the Plan Administrator's discretion (I) all purchase rights outstanding under the Plan immediately before the consummation of the transaction will be exercised by applying the sums previously collected from Participants during the purchase period to the purchase of whole shares of Common Stock, subject, however, to the applicable limitations of Section VII(b) or (II) all sums previously collected from Participants during that purchase period will be refunded upon the consummation of the transaction.

VIII.  ACCRUAL LIMITATIONS
       -------------------

          No Participant may accrue rights to acquire Common Stock under this Plan if and to the extent that such accrual, when aggregated with (I) stock rights accrued under other purchase rights outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or its Corporate Affiliates, would otherwise permit the Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of the stock on the date or dates that the rights are granted to the Participant) for each calendar year that the rights are at any time outstanding.

IX.  AMENDMENT AND TERMINATION
     -------------------------

          The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action may adversely affect purchase
          --------
rights at the time outstanding under the Plan; and provided, further, no such
                                                   --------  -------
action may be taken without the approval of the Company's stockholders if and to the extent that the Board determines that such approval is necessary to satisfy regulatory requirements.

X.  GENERAL PROVISIONS
    ------------------

          (a) The Plan will terminate on the earlier of (i) May 31, 2007 or (ii)
                                             -------
the date on which all shares available under the Plan have been sold.

          (b) All costs and expenses incurred in the administration of the Plan will be paid by the Company.

          (c) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall confer upon the Participant any right to continue in the employ of the Company or any of its Corporate Affiliates for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any of its Corporate Affiliates employing Participant) to terminate the Employee status of the Participant at any time and for any reason, with or without cause.

          (d) The provisions of the Plan shall be governed by the laws of the State of California.

                                    PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SOUTHWALL TECHNOLOGIES INC.

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                MAY 21, 1997

     The undersigned hereby appoints Martin M. Schwartz and L. Ray Christie, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to vote all of the shares of stock of Southwall Technologies
Inc. (the "Company") which the undersigned may be entitled to vote at the 1997 Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 1029 Corporation Way, Palo Alto, California on May 21, 1997 at 3:00 p.m. PDT, and at all continuations, and adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and with the discretionary authority as to all other matters that may properly come before the meeting.

     Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 21, 1997 (the "Proxy Statement").

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY SET FORTH IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     PLEASE VOTE, DATE, SIGN, AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTPAID ENVELOPE.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE



[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTORS
                LISTED BELOW AND "FOR" PROPOSALS 2, 3 AND 4.

1. Election of directors to hold office until the 1998 Annual Meeting of Stockholders and until their successors are elected:

   NOMINEES: Bruce J. Alexander, Joseph B. Reagan, Martin M. Schwartz, Walter
   C. Sedgwick and J. Larry Smart

                [ ] FOR               [ ] WITHHELD
                    ALL                   FROM ALL
                  NOMINEES                NOMINEES

[ ] ______________________________________             MARK HERE
    For all nominees except as noted above            FOR ADDRESS   [ ]
                                                       CHANGE AND
                                                       NOTE BELOW

2. Ratification of the selection of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

                       FOR             AGAINST            ABSTAIN

                       [ ]               [ ]                [ ]

3. Approval of the adoption of the Company's 1997 Stock Incentive Plan.

                       FOR             AGAINST            ABSTAIN

                       [ ]               [ ]                [ ]

4. Approval of the adoption of the Company's 1997 Employee Stock Purchase Plan.

                       FOR             AGAINST            ABSTAIN

                       [ ]               [ ]                [ ]

5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. If signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature:________________ Date:_______ Signature:________________ Date:_______